EXHIBIT 99
GENERAL ELECTRIC COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

As reported by GE on November 17, 2015, GE completed the split-off of Synchrony Financial ("Synchrony") which was reported in GECC's Consumer business. On November 30, 2015, the rest of GECC's Consumer business met the criteria to be classified as held for sale.  The Consumer business, including the results of Synchrony, will be reported as discontinued operations beginning in the fourth quarter of 2015.

The following unaudited pro forma condensed consolidated statement of financial position of GE as of September 30, 2015 is presented as if the classification of the Consumer business as discontinued operations, as described in the notes to these unaudited pro forma condensed consolidated financial statements, had occurred at September 30, 2015. The unaudited pro forma condensed consolidated statements of earnings for the nine months ended September 30, 2015 and 2014, and each of the years ended December 31, 2014, 2013 and 2012, reflect the classification of Consumer as discontinued operations. The unaudited pro forma condensed consolidated financial statements are based on the historical financial statements of GE for each period presented and in the opinion of GE management, all adjustments and disclosures necessary for a fair presentation of the pro forma data have been made.

These unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the results of operations or financial condition that would have been achieved had the classification of the Consumer business to discontinued operations been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma condensed consolidated financial statements and the notes thereto should be read together with the following:

•
GE's audited consolidated financial statements and the notes thereto as of and for the year ended December 31, 2014, and Management's Discussion and Analysis included in GE's Annual Report on Form 10-K for the year ended December 31, 2014 as updated by GE's Current Report on Form 8-K filed August 7, 2015.

•
GE's unaudited consolidated financial statements and the notes thereto as of and for the nine months ended September 30, 2015, and Management's Discussion and Analysis included in GE's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

•	GE's Current Report on Form 8-K filed November 23, 2015.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Financial Position
At September 30, 2015

	General
	Electric
	Company	Consumer
(In millions, except share amounts)	Historical	Adjustment	Pro Forma
Assets
Cash and equivalents	$99,086	$(15,219)	$83,867
Investment securities	36,933	(4,462)	32,471
Current receivables	22,332	-	22,332
Inventories	19,285	-	19,285
Financing receivables – net	72,353	(60,149)	12,204
Other GECC receivables	6,280	(405)	5,875
Property, plant and equipment – net	50,704	(265)	50,438
Goodwill	61,660	(9,088)	52,572
Other intangible assets – net	13,618	(684)	12,934
All other assets	45,793	(2,977)	42,817
Financing receivables held for sale	22,832	(22,713)	119
Deferred income taxes	176	918	1,094
Assets of businesses held for sale	8,309	(4,917)	3,392
Assets of discontinued operations	121,949	121,533	243,482
Total assets	$581,310	$1,572	$582,882

Liabilities and equity
Short-term borrowings	$46,495	$(189)	$46,306
Accounts payable, principally trade accounts	11,762	(400)	11,362
Progress collections and price adjustments accrued	11,247	-	11,247
Dividends payable	2,324	-	2,324
Other GE current liabilities	12,624	-	12,624
Non-recourse borrowings of consolidated securitization entities	16,225	(13,640)	2,585
Bank deposits	48,656	(48,656)	-
Long-term borrowings	180,011	(10,872)	169,138
Investment contracts, insurance liabilities and insurance annuity benefits	26,135	(28)	26,108
All other liabilities	60,685	(2,527)	58,158
Liabilities of businesses held for sale	1,384	(260)	1,124
Liabilities of discontinued operations	43,768	78,144	121,912
Total liabilities	461,317	1,572	462,889

Common stock (10,109,239,000 shares outstanding)	702	-	702
Accumulated other comprehensive income (loss) – net attributable to GE
Investment securities	561	-	561
Currency translation adjustments	(5,281)	-	(5,281)
Cash flow hedges	(174)	-	(174)
Benefit plans	(12,089)	-	(12,089)
Other capital	32,760	-	32,760
Retained earnings	135,932	-	135,932
Less common stock held in treasury	(41,207)	-	(41,207)
Total GE shareowners' equity	111,204	-	111,204
Noncontrolling interests	8,788	-	8,788
Total equity	119,993	-	119,993
Total liabilities and equity	$581,310	$1,572	$582,882

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2015

	General
	Electric
	Company	Consumer
(In millions; per-share amounts in dollars)	Historical	Adjustment	Pro Forma

Revenues and other income
Sales of goods	$53,003	$-	$53,003
Sales of services	22,263	-	22,263
Other income	1,092	-	1,092
GECC revenues from services	16,373	(9,237)	7,136
Total revenues and other income	92,731	(9,237)	83,494

Costs and expenses
Costs of goods sold	42,748	-	42,748
Cost of services sold	14,690	-	14,690
Interest and other financial charges	3,976	(1,748)	2,228
Investment contracts, insurance losses and insurance annuity benefits	1,952	(10)	1,942
Provision for losses on financing receivables	4,636	(4,596)	40
Other costs and expenses	19,125	(3,562)	15,563
Total costs and expenses	87,127	(9,915)	77,212

Earnings (loss) from continuing operations
before income taxes	5,604	679	6,282
Benefit (provision) for income taxes	(7,466)	238	(7,227)

Earnings (loss) from continuing operations	(1,862)	917	(945)
Less net earnings (loss) attributable to noncontrolling interests	229	(270)	(41)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$(2,091)	$1,187	$(904)

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$(0.21)		$(0.09)
Basic earnings (loss) per share	$(0.21)		$(0.09)

Average equivalent shares
Diluted	10,085		10,085
Basic	10,085		10,085

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the nine months ended September 30, 2014

	General
	Electric
	Company	Consumer
(In millions; per-share amounts in dollars)	Historical	Adjustment	Pro Forma

Revenues and other income
Sales of goods	$53,894	$-	$53,894
Sales of services	21,945	-	21,945
Other income	792	-	792
GECC revenues from services	17,964	(10,822)	7,142
Total revenues and other income	94,595	(10,822)	83,773

Costs and expenses
Costs of goods sold	43,600	-	43,600
Cost of services sold	14,668	-	14,668
Interest and other financial charges	3,975	(1,898)	2,077
Investment contracts, insurance losses and insurance annuity benefits	1,940	(13)	1,927
Provision for losses on financing receivables	2,693	(2,663)	29
Other costs and expenses	18,744	(3,659)	15,087
Total costs and expenses	85,620	(8,233)	77,388

Earnings (loss) from continuing operations
before income taxes	8,975	(2,588)	6,385
Benefit (provision) for income taxes	(1,034)	449	(585)

Earnings (loss) from continuing operations	7,941	(2,139)	5,800
Less net earnings (loss) attributable to noncontrolling interests	(75)	(71)	(146)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$8,016	$(2,068)	$5,946

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$0.79		$0.59
Basic earnings (loss) per share	$0.80		$0.59

Average equivalent shares
Diluted	10,121		10,121
Basic	10,042		10,042

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2014

	General
	Electric
	Company	Consumer
(In millions; per-share amounts in dollars)	Historical	Adjustment	Pro Forma

Revenues and other income
Sales of goods	$76,569	$-	$76,568
Sales of services	30,190	-	30,190
Other income	778	-	778
GECC revenues from services	24,671	(15,023)	9,648
Total revenues and other income	132,208	(15,023)	117,184

Costs and expenses
Costs of goods sold	61,257	-	61,257
Cost of services sold	20,054	-	20,053
Interest and other financial charges	5,334	(2,611)	2,723
Investment contracts, insurance losses and insurance annuity benefits	2,548	(18)	2,530
Provision for losses on financing receivables	3,623	(3,544)	80
Other costs and expenses	25,238	(4,959)	20,278
Total costs and expenses	118,054	(11,132)	106,921

Earnings (loss) from continuing operations
before income taxes	14,154	(3,891)	10,263
Benefit (provision) for income taxes	(1,508)	736	(773)

Earnings (loss) from continuing operations	12,646	(3,155)	9,490
Less net earnings (loss) attributable to noncontrolling interests	112	(157)	(45)
Earnings (loss) from continuing operations attributable
to GE common shareowners	$12,534	$(2,998)	$9,535

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.24		$0.94
Basic earnings (loss) per share	$1.25		$0.95

Average equivalent shares
Diluted	10,123		10,123
Basic	10,045		10,045

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2013

	General
	Electric
	Company	Consumer
(In millions; per-share amounts in dollars)	Historical	Adjustment	Pro Forma

Revenues and other income
Sales of goods	$71,873	$-	$71,873
Sales of services	28,669	-	28,669
Other income	3,108	-	3,107
GECC revenues from services	25,336	(15,741)	9,595
Total revenues and other income	128,986	(15,741)	113,245

Costs and expenses
Costs of goods sold	57,867	-	57,867
Cost of services sold	19,274	-	19,274
Interest and other financial charges	5,539	(2,669)	2,870
Investment contracts, insurance losses and insurance annuity benefits	2,676	(15)	2,661
Provision for losses on financing receivables	4,053	(4,048)	5
Other costs and expenses	26,154	(4,686)	21,468
Total costs and expenses	115,563	(11,418)	104,145

Earnings (loss) from continuing operations
before income taxes	13,423	(4,324)	9,100
Benefit (provision) for income taxes	(1,212)	(7)	(1,219)

Earnings (loss) from continuing operations	12,211	(4,330)	7,881
Less net earnings (loss) attributable to noncontrolling interests	298	(36)	262
Earnings (loss) from continuing operations attributable
to GE common shareowners	$11,913	$(4,294)	$7,618

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.16		$0.74
Basic earnings (loss) per share	$1.16		$0.74

Average equivalent shares
Diluted	10,289		10,289
Basic	10,222		10,222

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

General Electric Company
Unaudited Pro Forma Condensed Consolidated Statement of Earnings
For the year ended December 31, 2012

	General
	Electric
	Company	Consumer
(In millions; per-share amounts in dollars)	Historical	Adjustment	Pro Forma

Revenues and other income
Sales of goods	$72,990	$-	$72,990
Sales of services	27,158	-	27,158
Other income	2,563	-	2,563
GECC revenues from services	25,180	(15,303)	9,877
Total revenues and other income	127,891	(15,303)	112,588

Costs and expenses
Costs of goods sold	56,785	-	56,784
Cost of services sold	17,525	-	17,525
Interest and other financial charges	6,442	(3,294)	3,149
Investment contracts, insurance losses and insurance annuity benefits	2,857	(10)	2,847
Provision for losses on financing receivables	3,224	(3,218)	5
Other costs and expenses	26,497	(4,420)	22,077
Total costs and expenses	113,330	(10,942)	102,387

Earnings (loss) from continuing operations
before income taxes	14,561	(4,361)	10,201
Benefit (provision) for income taxes	(2,526)	1,141	(1,385)

Earnings (loss) from continuing operations	12,035	(3,218)	8,816
Less net earnings (loss) attributable to noncontrolling interests	223	(53)	170
Earnings (loss) from continuing operations attributable
to GE common shareowners	$11,812	$(3,165)	$8,646

Per share amounts
Earnings (loss) from continuing operations
Diluted earnings (loss) per share	$1.12		$0.82
Basic earnings (loss) per share	$1.12		$0.82

Average equivalent shares
Diluted	10,564		10,564
Basic	10,523		10,523

Amounts may not add due to rounding.
The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

NOTES TO THE UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
1) CONSUMER DISCONTINUED OPERATIONS

On April 10, 2015, General Electric Company ("GE"), announced its plan (the "GE Capital Exit Plan") to reduce the size of its financial services businesses through the sale of most of the assets of its subsidiary, General Electric Capital Corporation ("GECC") over the next 24 months, and to focus on continued investment and growth in GE's industrial businesses.

As reported by GE on November 17, 2015, GE completed the split-off of Synchrony Financial ("Synchrony") which was reported in GECC's Consumer business. As previously disclosed in a Form 8-K filed on November 23, 2015, that transaction resulted in GE accepting 671,366,809 shares of its common stock in exchange for its Synchrony shares, as well as a pro forma gain as of September 30, 2015 of approximately $3.7 billion. Synchrony's historical results, as well as the actual gain on the transaction, will be reported as discontinued operations beginning in the fourth quarter of 2015.

On November 30, 2015, GE classified the rest of GECC's Consumer business as held for sale. In connection with that classification, and as anticipated by the GE Capital Exit Plan, GE expects to recognize after-tax charges in the range of approximately $0.5 billion to $1.0 billion related to the loss on disposal for that business. None of these charges are expected to result in future net cash expenditures, and the charges were included within the framework of GE's initial GE Capital Exit Plan announcement on April 10, 2015. The charges will be partially offset by an after-tax gain of approximately $0.5 billion on the sale of our consumer finance business in Australia and New Zealand that was completed on November 25, 2015. Both the charges and the gain will be reported in discontinued operations in the fourth quarter of 2015 and are not reflected in these unaudited pro forma condensed consolidated financial statements.

The Consumer business will be reported as discontinued operations beginning in the fourth quarter of 2015.  These unaudited pro forma condensed consolidated financial statements present the Consumer business as discontinued operations for all periods presented.